================================================================================
                                 T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                            Capital Appreciation Fund
--------------------------------------------------------------------------------
                                December 31, 2000
================================================================================
REPORT HIGHLIGHTS
-----------------
CAPITAL APPRECIATION FUND
-------------------------
     * Technology stocks dragged most major market indices into negative territory for 2000, but the fund provided strong gains.
     * Returns of 17.02% and 22.17% for the 6- and 12-months ended December 31, 2000, far exceeded both the S&P 500 Stock Index and the average mutual fund in our Lipper category.
     * The fund's focus on value stocks, particularly in the financial, energy, and consumer services areas, was very rewarding in 2000.
     * For the year, the gain recorded by our largest contributor, Loews, offset the combined loss of the 10 worst contributors.
     * While the uncertain economy could lead to further market volatility, the fund's broad asset diversification and risk-averse approach should cushion the impact of any significant stock declines.

================================================================================

UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

================================================================================

FELLOW SHAREHOLDERS
-------------------
     Break out the champagne! In a year littered with troubling financial headlines and the steepest loss by the Standard & Poor's 500 Stock Index since 1974, Capital Appreciation Fund had an outstanding year -- its second-best ever. In a complete reversal of events of the past two years, technology stocks were the ones left standing at the altar while investors fled to more stable stocks as well as bonds. While the minus numbers for most broad stock indices suggested massive disappointments, not all investors were jilted. In fact, more S&P 500 stocks were up than down, and the average stock rose 10% in 2000 if technology is excluded from calculations. This was modestly better than similarly viewed 1999 results.

     Fixed-income markets were also mixed, but most investors in high-quality bonds had reasons to celebrate as appreciation boosted income returns. Your fund, with its equity emphasis and selective fixed-income exposure, was unusually well-positioned for last year's particular market environment. Our conservative asset structure, aversion to risk, and value focus meant that few positions hurt performance and most were winners. In fact, our two best individual contributors to performance offset the negative impacts of all losing positions. Clearly, the fund wasn't just another bridesmaid in 2000.

     The weaker the broad market, the better your fund performed. As shown in the table, most of the fund's strong 22.17% return for the year was earned in the second half. Results far outstripped the negatives recorded by the S&P 500 Stock Index and also were significantly better than the average return of funds in our Lipper peer group.

     Honeymoons seldom last forever, so we would offer two cautionary observations. The fund may, and we expect, will, compare favorably with equity indices at times in the future. But this is more likely in years when markets are very bad, not just poor, as in 2000. Second, it's important not to think that last year's fund performance was any kind of aberration -- disconnected from our long-term investment program. In 2000, we were investing as we always invest, and the impressive results reflect an accumulation of thirteen and a half years of work, not one. These same efforts failed to win many hearts in 1998 and 1999, as investors were seduced by the apparently easy money to be made in New Economy stocks. Our quality work appeared lackluster to some back then. But why spoil the moment? Let's toast the return of sanity to the stock market, investors' rediscovery of value principles, and your fund's performance.

YEAR-END DISTRIBUTIONS
----------------------

     On December 12, 2000, the fund's Board of Trustees declared an income dividend of $0.45 per share, a long-term capital gain of $0.59 per share, and a short-term gain of $0.23 per share payable to shareholders of record on that date. You should have already received your check or statement reflecting these distributions as well as our Form 1099-DIV reporting them for tax purposes for taxable accounts.

MARKET ENVIRONMENT
------------------

     What a party! Only eight months of recession in the past 18 years, the longest economic expansion ever, accompanied by record levels of financial market performance -- including five consecutive years of stock market gains in excess of 20%, ending in 1999. We, like the parents of the bride and groom, know there will be a substantial bill, but just what form it will take and when it will arrive is uncertain.

     For the most exuberant guests, the party seems to have ended in 2000. While the S&P 500 was depressed largely by technology and telecom stocks, investors in other sectors were finally able to enjoy themselves. As noted, more stocks in the index were up than down. The technology-laden Nasdaq fell more than 50% from its March peak and might fall still further, considering the incredible gains these stocks racked up in the past. The economy began to slow, but with the Federal Reserve taking strong action to lower interest rates, we may still avoid a serious recession.

     Here is a brief investment report card for 2000: International equities were very poor performers -- Japan got smashed again and is near its post-1989 lows. Tech was hurt, but still sells at very high multiples of earnings due to a perceived strong long-term outlook. Inflation does not yet appear to restrict the Fed's policy options, although the rise in energy prices is cause for concern. We are watching the California electricity situation carefully, where no amount of political posturing, finger pointing, or even money is going to solve the shortage painlessly over the next several months. By the way, ever on the alert for value, we hope to opportunistically buy distressed securities caught in the California electricity debacle.

     We see the 2000 equity market as an ongoing rotation of industry groups and company performances. It is typical of the Greenspan era that problems in one economic sector have not been allowed to spill into other sectors through financial interconnections. Finally, 2000 saw a continuation of balance of payments deficits. We remain amazed at foreigners' appetite for American securities, although the currency markets finally seem to have stopped marking up the dollar at the expense of the euro.

PORTFOLIO HIGHLIGHTS
--------------------


      ********************************************************************

             Security Diversification pie chart showing; Bonds 10%,
           Common Stocks 59%, Convertibles 23%, Preferred Stocks 1%,
                         Reserves, 7%: as of 12/31/00.

      ********************************************************************


     Our diversification by asset class remained largely the same in 2000. Common stocks reached a high of over 60% of assets and finished the year near that level. Considering the broad market's decline, our equity buying may seem surprising. But we found attractive individual situations, and, in view of the 30% our holdings appreciated, it's a good thing. Our convertible and fixed-income categories also had good returns of near 10% each. The latter was consistent with most similar portfolios, but the former was spectacular when compared to benchmarks. Many other investors in convertibles got swept up in the Internet and technology manias and suffered appropriately. As dullards who "just didn't get it," we were spared this pain.

     Something old . . . The table following this letter gives details concerning the contribution of individual holdings to performance. This year's winner was Loews, a major holding whose recent corporate progress had largely been ignored by investors. In fact, in 1999 Loews was our worst holding, so the rediscovery of its merits was overdue. Philip Morris, Niagara Mohawk, and Reebok International also made the jump from last year's bottom 10 to the top 10 this year.

     These four holdings have been cumulatively successful, but returns were certainly concentrated in 2000. Something new . . . The fund had a truly spectacular winner among our newer holdings: Mitchell Energy & Development, which approximately quadrupled from our original cost and added $0.37 to this year's net asset value per share. We established a position opportunistically in this fine, mid-size company and benefited from a crazed natural gas market driven by California's problems and cold weather. Our other oil and gas investments, led by Amerada Hess, were also strong contributors. These holdings were largely built up over the last three years in anticipation of an improving supply-demand situation that has, in fact, occurred. We have done some selective selling into recent share price strength but generally believe these positions remain attractive. Unis ource Energy, an electric utility with great promise, is another new and successful position. More recently our largest purchases have been Ryder System and the convertible bonds of Swiss pharmaceutical giant Roche Holdings.

     Something borrowed . . . Special recognition is due Hugh Evans of our research department for recommending Cabot. This specialty chemical company's stock price more than doubled despite poor performance by the diversified chemicals industry.

     Something blue . . . The most serious negative contributor was Newmont Mining, a gold-focused natural resource company. Perhaps I've become far too tolerant of this kill-joy, but its quality operations and the obvious attraction of the out-of-favor precious metals industry in the event of serious financial market problems have made me an adamant holder. We perceive most of our other losers as being temporarily down with recovery likely. New York Times and other media holdings, for example, have been strong contributors for 10 years and will remain significant in the portfolio.

FUND OPERATING GUIDELINES
-------------------------

     We have seven operating principals -- vows, if you will -- against which we measure our investment decisions. Of course, it's easy to remain faithful when things are going well, such as in 2000, but as longtime shareholders know, we stick with them for better or worse:

          *    We work as hard to reduce risk as to maximize gain.
          * Attractively priced value stocks (as opposed to growth stocks) are our investment of choice.
          * We will make short-term, opportunistic investments as well as more typical long-term ones.
          * No type of investment is off-limits (bonds, stocks, convertibles, etc.) if the risk/reward characteristics are attractive.
          * Our decisions reflect case-by-case investment judgment; we have no all-encompassing formula.
          * Our asset allocations result largely from individual security decisions, not vice versa.
          * In general, we favor large-cap stocks over small-cap, because we like to take big positions, making the most of intensive analysis of individual securities.

     There is another more subtle aspect to our decision-making. As a significant shareholder personally, I am motivated to invest rather than just manage the fund. For example, it concerns me very little that for short periods the S&P 500 might be propelled by a popular, high-priced, high-profile growth stock. Whereas a manager worried about comparisons against an index might agonize and even hedge bets, we simply ignore the consequences of being "wrong" in the short run. We remain confident that shareholders, third-party evaluators, and the T. Rowe Price organization will recognize quality work. Our motivation is to maximize shareholder wealth consistent with our low-risk approach.

BEAR MARKETS AND YOU
--------------------

     Perusing information on your fund (symbol PRWCX) included on the Morningstar Web site, I notice that the fund received high marks for performance in bear markets. This, in turn, stimulated the following stream of consciousness: What is a bear market? How does it affect investing? Are we in one now? And what should shareholders do about it?

     A bear market, as you know, is one that goes down. It is typically defined as a drop in a major index, such as the S&P 500, of more than 20%. (A 10% fall is often referred to as a correction.) Unfortunately, one never really knows that a bear market has hit until the damage is largely done. Were this not the case, untold riches could be acquired by owning money market funds during such periods and owning aggressive growth funds all the rest of the time.


                   **************************

                        one never really
                         knows  that  a
                         bear market has
                         hit  until  the
                           damage  is
                          largely done.

                   **************************

     The importance of bear markets cannot be overemphasized. Their power to reduce wealth is demonstrated by the fact that a 50% decline cancels out a 100% gain. Bear markets also cleanse America's businesses. When money is tight, or economic activity is squeezed, or both, the weak, the over-leveraged, and the foolish tend to be eliminated.

     Are we in a bear market, and does it matter? My hunch is that we are, but with the S&P 500 down close to 15% already, what should we and other investors do with the information? Surprisingly, we should be watching for signs that better times are ahead. One sign I look for is excessive investor pessimism as indicated somewhat unscientifically by 1) outflows, rather than inflows, into mutual funds; 2) seeing my younger associates as depressed as I was in 1973 and 1974; and 3) watching the media fawn over professional crepehangers.

     What else should shareholders do about bear markets? Simple. Accept them as inevitable and follow an investment approach that mitigates their impact. Specifically, it's important to hold an asset mix that will not fall so far in price during difficult times that one becomes discouraged, sells out, and then misses the subsequent good times. Clearly, this fund's investment approach makes it a good candidate for such an asset mix. But other mixes of conservative and aggressive investments would also be appropriate. Don't let fear of bear markets keep you from participating in the superior long-term returns likely with equities. Don't leave your bride at the altar.

OUTLOOK
-------

     . . . And they lived happily ever after. No, it's not that simple. Our market outlook, as usual, is based on our expectations for the economy, the monetary situation, and the stock market's valuation level. Today's most negative factor is deteriorating economic activity. Observers are rightly concerned that a recession has become more likely and that even reduced growth might be devastating for corporate profits. Signs of a slowdown abound.

     Monetary policy, on the other hand, is now favorable -- and likely to get more so in coming months. In past letters I've spoken of the natural dynamic balance that occurs between these two financial market forces, and this looks just as true today. The Federal Reserve doesn't want a recession, and while it is sometimes constrained by inflation or international currency markets, neither is currently a problem. Remember, Alan Greenspan might not want you to get a raise, but he certainly wants you to have a job.

     Valuation, the third key to projecting future financial markets, improved significantly over the past year as stock prices fell and corporations continued to grow. Unfortunately, it remains modestly unattractive in a historical context.

                   **************************


                      The valuation risks
                         that cloud our
                         market outlook
                        are muted in the
                          case of your
                        fund's portfolio

                   **************************


     Factors more tied to current events start with the recent election. President Bush, despite controversies surrounding his victory, is likely to enjoy at least something of a honeymoon with both parties striving for common goals and the appearance of cooperation. A tax cut, which should be good for stock prices, is possible in this environment. Not so good for prices is the long-observed phenomenon that years after elections tend to be poor.

     A second concern is the recent technology crash and Internet bust. In similar past experiences, unpleasant consequences have continued to show up long after the original debacles. Japan's equity market is a chill-ing example: it dropped 65% as the decade began and then proceeded to have close to zero returns for the following 10 years. On a happier note, it's comforting to remem-ber that the S&P 500 has fallen two years in a row only twice in the last 60 years.

     We enter 2001 in a confident mood. The valuation risks that cloud our market outlook are considerably muted in the case of your fund's portfolio. Looking again through the eyes of the Morningstar statisticians, stocks in your fund have an average price/earnings ratio about 40% lower than the market's, and the price-to-book value ratio is about 70% lower. These discounts and our substantial allocation to convertible and fixed-income assets should cushion the impact of most stock market declines.

     If, as we suspect, the market is relatively dull this year, we would not expect to see another rush toward the value investments always favored by your fund. Nevertheless, we anticipate reasonably pleasant results. We understand what we own and how each investment fits our overall strategy, and we have little doubt about the ultimate success of that strategy. Again, we thank you, the shareholders, for joining us in this walk down the aisle.

Respectfully submitted,

/s/

Richard P. Howard
President of the fund and chairman of its Investment Advisory Committee

January 23, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

================================================================================

T. Rowe Price Capital Appreciation Fund
---------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE
--------------------------------------------------------
6 Months Ended 12/31/00

TEN BEST CONTRIBUTORS
---------------------
Loews                                  36  cents
Mitchell Energy & Development          25
White Mountains Insurance Group        15
Amerada Hess                           12
Niagara Mohawk                         11
Philip Morris                          10
Washington Post                         9
Cabot                                   7
First Energy/Cleveland Electric         6
Texaco                                  6
Total                                 137  cents

TEN WORST CONTRIBUTORS
----------------------
Newmont Mining                         -6  cents
Polaroid                                4
Ryder System                            3
Homestake Mining                        2
Hasbro                                  1
J.C. Penney                             1
Owens-Illinois                          1
Rite Aid                                1
BellSouth Telecommunications            1
USX-Capital Trust                       0
Total                                 -20  cents


12 Months Ended 12/31/00

TEN BEST CONTRIBUTORS
---------------------
Loews                                  38  cents
Mitchell Energy & Development          37
Amerada Hess                           20
White Mountains Insurance Group        19
Philip Morris                          13
Niagara Mohawk                         12
Cabot                                  12
Unisource Energy                       10
Reebok International                   10
First Energy/Cleveland Electric         7
Total                                 178  cents

TEN WORST CONTRIBUTORS
----------------------
Newmont Mining                        -11  cents
New York Times                          5
Polaroid                                4
PhyCor                                  3
Ryder System *                          3
Owens-Illinois                          3
Weyerhaeuser                            2
Hasbro *                                2
Homestake Mining                        2
J.C. Penney                             2
Total                                 -37  cents

*  Position added

================================================================================
T. Rowe Price Capital Appreciation Fund
---------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
PERFORMANCE CONTRIBUTIONS
-------------------------
6 Months Ended 12/31/00
                                           Cents-Per-Share       Percent of
Sector                                      Contribution         Net Assets
------                                      ------------         ----------

Basic Materials                                  -8  cents           7%
Business Services and Transportation              2                  8
Consumer Cyclicals                               -2                  4
Consumer Nondurables                             18                  9
Consumer Services                                20                 12
Energy                                           47                 15
Financial                                        63                 10
Process Industries                               22                  7
Utilities                                        27                 16
U.S. Governments                                  1                  3
Miscellaneous                                     1                  2
Reserves and Income                              22                  7
Total Portfolio                                 213  cents         100%

================================================================================

T. Rowe Price Capital Appreciation Fund
---------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
                                                                    Percent of
                                                                    Net Assets
                                                                      12/31/00
-------------------------------------------------------------------------------
Tennessee Valley Authority                                                6.8%
-------------------------------------------------------------------------------
Loews                                                                     5.8
-------------------------------------------------------------------------------
Amerada Hess                                                              5.6
-------------------------------------------------------------------------------
Niagara Mohawk                                                            4.6
-------------------------------------------------------------------------------
Roche Holdings                                                            3.5
-------------------------------------------------------------------------------
Rouse                                                                     3.2
-------------------------------------------------------------------------------
Texaco                                                                    3.1
-------------------------------------------------------------------------------
Mitchell Energy & Development                                             3.1
-------------------------------------------------------------------------------
Washington Post                                                           3.0
-------------------------------------------------------------------------------
Newmont Mining                                                            2.9
-------------------------------------------------------------------------------
Hilton Hotels                                                             2.5
-------------------------------------------------------------------------------
Union Pacific Capital Trust                                               2.3
-------------------------------------------------------------------------------
Inco                                                                      2.2
-------------------------------------------------------------------------------
Ryder System                                                              2.2
-------------------------------------------------------------------------------
White Mountains Insurance Group                                           2.1
-------------------------------------------------------------------------------
Waste Management                                                          2.0
-------------------------------------------------------------------------------
Unisource Energy                                                          1.9
-------------------------------------------------------------------------------
Philip Morris                                                             1.8
-------------------------------------------------------------------------------
Murphy Oil                                                                1.7
-------------------------------------------------------------------------------

Great Lakes Chemical                                                      1.6
-------------------------------------------------------------------------------
Johns Manville                                                            1.6
-------------------------------------------------------------------------------
FirstEnergy/Cleveland Electric                                            1.6
-------------------------------------------------------------------------------
New York Times                                                            1.5
-------------------------------------------------------------------------------
Meredith                                                                  1.5
-------------------------------------------------------------------------------
Octel                                                                     1.2
-------------------------------------------------------------------------------
Total                                                                    69.3%

Note: Table excludes reserves.

================================================================================
T. Rowe Price Capital Appreciation Fund
---------------------------------------
PERFORMANCE COMPARISON
----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

                                 Lipper Mid-Cap        Capital Appreciation
             S&P 500 Index     Value Funds Average             Fund
--------------------------------------------------------------------------------
12/31/90          10000               10000                   10000
12/31/91          13047               13539                   12159
12/31/92          14041               15607                   13297
12/31/93          15456               18117                   15379
12/31/94          15660               18216                   15964
12/31/95          21545               22585                   19566
12/31/96          26491               27346                   22857
12/31/97          35330               34356                   26560
12/31/98          45427               34371                   28094
12/31/99          54985               39159                   30080
12/31/00          49977               42695                   36748

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/00                  1 Year    3 Years    5 Years   10 Years
----------------------                  ------    -------    -------   --------
Capital Appreciation Fund               22.17%    11.43%      13.43%    13.90%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================
T. Rowe Price Capital Appreciation Fund
---------------------------------------
For a share outstanding throughout each period

Financial Highlights
                                  Year
                                 Ended
                              12/31/00  12/31/99  12/31/98  12/31/97  12/31/96
NET ASSET VALUE
Beginning of period            $ 12.51  $ 13.22  $  14.71  $  14.47  $  13.67
-------------------------------------------------------------------------------
Investment activities
  Net investment income (loss)    0.44     0.51      0.49      0.50      0.60
  Net realized and
  unrealized gain (loss)          2.27     0.41      0.34      1.82      1.70
-------------------------------------------------------------------------------
  Total from
  investment activities           2.71     0.92      0.83      2.32      2.30
-------------------------------------------------------------------------------
Distributions
  Net investment income          (0.45)   (0.50)    (0.50)    (0.50)    (0.60)
  Net realized gain              (0.82)   (1.13)    (1.82)    (1.58)    (0.90)
-------------------------------------------------------------------------------
  Total distributions            (1.27)   (1.63)    (2.32)    (2.08)    (1.50)
-------------------------------------------------------------------------------

NET ASSET VALUE
End of period                  $ 13.95  $ 12.51  $  13.22  $  14.71  $  14.47

Ratios/Supplemental Data
Total return*                    22.17%   7.07%     5.77%     16.20%    16.82%
-------------------------------------------------------------------------------
Ratio of total expenses to
average net assets               0.87%    0.88%     0.62%     0.64%     0.76%
-------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                       3.22%    3.44%     3.04%     3.17%     4.07%
-------------------------------------------------------------------------------
Portfolio turnover rate         32.4%     28.3%     52.6%     48.3%     44.2%
-------------------------------------------------------------------------------
Net assets, end of period
(in millions)                  $  914  $   856   $ 1,004   $ 1,060   $   960

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price Capital Appreciation Fund
---------------------------------------                      December 31, 2000
STATEMENT OF NET ASSETS                                 Shares/Par       Value
-----------------------                                 ----------       -----
                                                                  In thousands
COMMON STOCKS  59.4%
FINANCIAL  7.8%
Bank and Trust  0.4%
Bank Fuer International Zahlung (CHF)                         350   $    3,438
--------------------------------------------------------------------------------
                                                                         3,438
--------------------------------------------------------------------------------
Insurance  4.6%
Loews                                                     368,000       38,111
--------------------------------------------------------------------------------
Unitrin                                                    90,000        3,659
--------------------------------------------------------------------------------
W. R. Berkley                                               5,000          236
--------------------------------------------------------------------------------
                                                                        42,006
--------------------------------------------------------------------------------
Financial Services  2.8%
Leucadia National                                         190,000        6,733
--------------------------------------------------------------------------------
White Mountains Insurance Group                            59,000       18,821
--------------------------------------------------------------------------------
                                                                        25,554
--------------------------------------------------------------------------------
Total Financial                                                         70,998
--------------------------------------------------------------------------------

UTILITIES  8.0%
Electric Utilities  8.0%
FirstEnergy                                               407,000       12,846
--------------------------------------------------------------------------------
Kansas City Power & Light                                  25,000          686
--------------------------------------------------------------------------------
Niagara Mohawk *                                        2,500,000       41,719
--------------------------------------------------------------------------------
Unisource Energy                                          930,000       17,495
--------------------------------------------------------------------------------
Total Utilities                                                         72,746
--------------------------------------------------------------------------------

CONSUMER NONDURABLES  3.9%
Food Processing  0.4%
McCormick                                                 102,000        3,679
--------------------------------------------------------------------------------
                                                                         3,679
--------------------------------------------------------------------------------
Health Care  0.1%
Aetna *                                                    20,000          821
--------------------------------------------------------------------------------
                                                                           821
--------------------------------------------------------------------------------
Miscellaneous Consumer Products  3.4%
Fortune Brands                                            292,000        8,760
--------------------------------------------------------------------------------
Hasbro                                                    420,000        4,462
--------------------------------------------------------------------------------
Philip Morris                                             365,000   $   16,060
--------------------------------------------------------------------------------
Reebok International *                                     73,000        1,996
--------------------------------------------------------------------------------
                                                                        31,278
--------------------------------------------------------------------------------
Total Consumer Nondurables                                              35,778
--------------------------------------------------------------------------------

CONSUMER SERVICES  9.2%
General Merchandisers  0.2%
Hills Store, Rights, 12/30/03                             175,000            0
--------------------------------------------------------------------------------
J.C. Penney                                               135,000        1,468
--------------------------------------------------------------------------------
                                                                         1,468
--------------------------------------------------------------------------------

Specialty Merchandisers  0.5%
Petrie Stores Liquidation Trust                         2,585,000        2,504
--------------------------------------------------------------------------------
Toys "R" Us *                                             142,000        2,370
--------------------------------------------------------------------------------
                                                                         4,874
--------------------------------------------------------------------------------
Entertainment and Leisure  0.8%
Mandalay Resort Group *                                   355,000        7,788
--------------------------------------------------------------------------------
                                                                         7,788
--------------------------------------------------------------------------------
Media and Communications  7.7%
Chris-Craft                                               135,000        8,977
--------------------------------------------------------------------------------
Meredith                                                  415,000       13,358
--------------------------------------------------------------------------------
New York Times (Class A)                                  338,000       13,541
--------------------------------------------------------------------------------
R.R. Donnelley                                            245,000        6,615
--------------------------------------------------------------------------------
Washington Post (Class B)                                  44,800       27,636
--------------------------------------------------------------------------------
                                                                        70,127
--------------------------------------------------------------------------------
Total Consumer Services                                                 84,257
--------------------------------------------------------------------------------

CONSUMER CYCLICALS  1.1%
Building and Real Estate  1.0%
Rouse, REIT                                               360,000        9,180
--------------------------------------------------------------------------------
                                                                         9,180
--------------------------------------------------------------------------------
Miscellaneous Consumer Durables  0.1%
Polaroid                                                  200,000        1,163
--------------------------------------------------------------------------------
                                                                         1,163
--------------------------------------------------------------------------------
Total Consumer Cyclicals                                                10,343
--------------------------------------------------------------------------------

BUSINESS SERVICES AND
TRANSPORTATION  4.0%
Transportation Services  3.0%
Overseas Shipholding Group                                341,000   $    7,822
--------------------------------------------------------------------------------
Ryder System                                            1,185,000       19,700
--------------------------------------------------------------------------------
                                                                        27,522
--------------------------------------------------------------------------------
Railroads  1.0%
Canadian Pacific                                          315,000        8,997
--------------------------------------------------------------------------------
                                                                         8,997
--------------------------------------------------------------------------------
Total Business Services and Transportation                              36,519
--------------------------------------------------------------------------------

ENERGY  14.2%
Energy Services  0.4%
Imperial Oil                                              150,000        3,945
--------------------------------------------------------------------------------
                                                                         3,945
--------------------------------------------------------------------------------
Exploration and Production  3.1%
Mitchell Energy & Development (Class A)                   455,000       27,869
--------------------------------------------------------------------------------
                                                                        27,869
--------------------------------------------------------------------------------
Integrated Petroleum - Domestic  8.2%
Amerada Hess                                              695,000       50,778
--------------------------------------------------------------------------------
Murphy Oil                                                258,000       15,593
--------------------------------------------------------------------------------
USX-Marathon                                              295,000        8,186
--------------------------------------------------------------------------------
                                                                        74,557
--------------------------------------------------------------------------------
Integrated Petroleum - International  2.5%
Texaco                                                    375,000       23,297
--------------------------------------------------------------------------------
                                                                        23,297
--------------------------------------------------------------------------------
Total Energy                                                           129,668
--------------------------------------------------------------------------------

PROCESS INDUSTRIES  7.5%
Diversified Chemicals  1.1%
Cabot *                                                   370,000        9,759
--------------------------------------------------------------------------------
                                                                         9,759
--------------------------------------------------------------------------------
Specialty Chemicals  3.7%
Great Lakes Chemical                                      400,000   $   14,875
--------------------------------------------------------------------------------
Imperial Chemical ADR                                     240,000        8,085
--------------------------------------------------------------------------------
Octel *+                                                  940,000       10,810
--------------------------------------------------------------------------------
                                                                        33,770
--------------------------------------------------------------------------------
Forest Products  1.1%
Georgia Pacific Timber                                     82,000        2,455
--------------------------------------------------------------------------------
Potlatch                                                  130,000        4,363
--------------------------------------------------------------------------------
Weyerhaeuser                                               75,000        3,806
--------------------------------------------------------------------------------
                                                                        10,624
--------------------------------------------------------------------------------
Building and Construction  1.6%
Johns Manville                                          1,135,000       14,684
--------------------------------------------------------------------------------
                                                                        14,684
--------------------------------------------------------------------------------
Total Process Industries                                                68,837
--------------------------------------------------------------------------------

BASIC MATERIALS  3.0%
Metals  2.9%
Newmont Mining                                          1,560,000       26,618
--------------------------------------------------------------------------------
                                                                        26,618
--------------------------------------------------------------------------------
Mining  0.1%
Homestake Mining                                          135,000          565
--------------------------------------------------------------------------------
                                                                           565
--------------------------------------------------------------------------------
Total Basic Materials                                                   27,183
--------------------------------------------------------------------------------
Total Miscellaneous Common Stocks  0.7%                                  6,096
--------------------------------------------------------------------------------
Total Common Stocks (Cost  $390,059)                                   542,425

PREFERRED STOCKS  0.3%
Cleveland Electric (Series L)                              18,000        1,658
--------------------------------------------------------------------------------
Entergy Gulf States (Series B)                             24,000        1,187
--------------------------------------------------------------------------------
Niagara Mohawk (Series A)                                  14,000          326
--------------------------------------------------------------------------------
Niagara Mohawk (Series K)                                   5,000          119
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost  $2,711)                                    3,290

CONVERTIBLE PREFERRED STOCKS  6.3%
Newell Financial Trust I, 5.25%                           130,000   $    4,311
--------------------------------------------------------------------------------
Owens Illinois, 4.75%                                     250,000        3,062
--------------------------------------------------------------------------------
Rouse (Series B), $3.00 quarterly dividend                545,000       19,961
--------------------------------------------------------------------------------
Union Pacific Capital Trust, 6.25%                        455,000       21,233
--------------------------------------------------------------------------------
USX-Capital Trust I, 6.75%                                185,000        5,689
--------------------------------------------------------------------------------
Miscellaneous Convertible Preferred Stocks                               3,531
--------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost  $65,985)                      57,787

CONVERTIBLE BONDS  16.8%
Baker Hughes, Zero Coupon, 5/5/08                       3,500,000        3,113
--------------------------------------------------------------------------------
Battle Mountain Gold, 6.00%, 1/4/05                     1,000,000          805
--------------------------------------------------------------------------------
Exide, (144a), 2.90%, 12/15/05                          2,100,000          853
--------------------------------------------------------------------------------
Healthsouth, 3.25%, 4/1/03                             10,000,000        8,845
--------------------------------------------------------------------------------
Hilton Hotels, 5.00%, 5/15/06                          26,800,000       22,914
--------------------------------------------------------------------------------
Inco, 5.75%, 7/1/04                                    21,200,000       19,848
--------------------------------------------------------------------------------
Lennar, Zero Coupon, 7/29/18                            8,600,000        4,751
--------------------------------------------------------------------------------
Loew's, 3.125%, 9/15/07                                16,500,000       14,514
--------------------------------------------------------------------------------
Ogden, 5.75%, 10/20/02                                    500,000          437
--------------------------------------------------------------------------------
Pep Boys, LYONs, Zero Coupon, 9/20/11                   8,800,000        5,104
--------------------------------------------------------------------------------

PhyCor, 4.50%, 2/15/03                                  5,900,000          733
--------------------------------------------------------------------------------
Potomac Electric Power, 5.00%, 9/1/02                   5,000,000        4,862
--------------------------------------------------------------------------------
Rite Aid, 5.25%, 9/15/02                                2,000,000          508
--------------------------------------------------------------------------------
Roche Holdings, LYONs, (144a), Zero Coupon
        4/20/10                                        27,000,000       15,390
--------------------------------------------------------------------------------
        5/6/12                                         33,000,000       16,665
--------------------------------------------------------------------------------
Teck, 3.75%, 7/15/06                                   14,200,000       10,579
--------------------------------------------------------------------------------
Texaco Capital, 3.50%, 8/5/04                           5,250,000        5,119
--------------------------------------------------------------------------------
Waste Management, 4.00%, 2/1/02                        18,900,000       18,119
--------------------------------------------------------------------------------
Miscellaneous Convertible Bonds                                            445
--------------------------------------------------------------------------------
Total Convertible Bonds (Cost  $161,438)                               153,604
=======================

CORPORATE BONDS  0.3%
BellSouth Telecommunications, 5.85%, 11/15/45           3,000,000   $    2,363
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost  $2,981)                                     2,363

U.S. GOVERNMENT OBLIGATIONS/
AGENCIES  9.7%
Federal National Mortgage Assn.
        MTN, 5.37%, 2/7/01                              5,000,000        4,994
--------------------------------------------------------------------------------
        6.375%, 1/16/02                                 5,000,000        5,034
--------------------------------------------------------------------------------
Tennessee Valley Authority
        5.88%, 4/1/36                                  33,600,000       33,816
--------------------------------------------------------------------------------
        5.98%, 4/1/36                                  10,000,000       10,003
--------------------------------------------------------------------------------
        6.235%, 7/15/45                                18,400,000       18,436
--------------------------------------------------------------------------------
U.S. Treasury Notes
        5.875%, 9/30/02                                 7,900,000        7,984
--------------------------------------------------------------------------------
        6.25%, 4/30 - 10/31/01                          8,000,000        8,029
--------------------------------------------------------------------------------
Total U.S. Government Obligations/
  Agencies (Cost $88,858)                                               88,296

SHORT-TERM INVESTMENTS  6.7%
Money Market Funds  6.7%
Reserve Investment Fund, 6.69%  #                      61,340,328       61,340
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost  $61,340)                            61,340


 Total Investments in Securities
 99.5% of Net Assets (Cost $773,372)                                $  909,105

 Other Assets Less Liabilities                                           4,443

 NET ASSETS                                                         $  913,548
 Net Assets Consist of:
 Accumulated net investment income -
  net of distributions                                              $     (300)
 Accumulated net realized gain/loss -
  net of distributions                                                   4,005
 Net unrealized gain (loss)                                            135,733
 Paid-in-capital applicable to 65,468,292 shares
  of no par value capital stock outstanding;
  unlimited shares authorized                                          774,110

 NET ASSETS                                                         $  913,548

 NET ASSET VALUE PER SHARE                                          $    13.95

     #  Seven-day yield
     +  Affiliated company
     *  Non-income producing
  144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 3.6% of net assets.
   ADR  American Depository Receipt
   CHF  Swiss franc
 LYONs  Liquid Yield Option Notes
   MTN  Medium term note
  REIT  Real Estate Investment Trust

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Capital Appreciation Fund
---------------------------------------
STATEMENT OF OPERATIONS
-----------------------                                            In thousands
                                                                          Year
                                                                         Ended
                                                                      12/31/00
  Investment Income (Loss)
  Income
    Interest                                                     $      19,082
    Dividend                                                            13,868
-------------------------------------------------------------------------------
    Total income                                                        32,950
-------------------------------------------------------------------------------
  Expenses
    Investment management                                                4,963
    Shareholder servicing                                                1,787
    Custody and accounting                                                 135
    Prospectus and shareholder reports                                      87
    Registration                                                            33
    Legal and audit                                                         14
    Trustees                                                                 8
    Miscellaneous                                                            5
-------------------------------------------------------------------------------
    Total expenses                                                       7,032
    Expenses paid indirectly                                                (8)
-------------------------------------------------------------------------------
    Net expenses                                                         7,024
-------------------------------------------------------------------------------
  Net investment income (loss)                                          25,926
-------------------------------------------------------------------------------
  Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
    Securities                                                          36,415
    Written options                                                       (672)
    Foreign currency transactions                                          (32)
-------------------------------------------------------------------------------
    Net realized gain (loss)                                            35,711
-------------------------------------------------------------------------------
  Change in net unrealized gain or loss
    Securities                                                         101,128
    Written options                                                         27
-------------------------------------------------------------------------------
    Change in net unrealized gain or loss                              101,155
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                              136,866
-------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                         $     162,792

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Capital Appreciation Fund
---------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                                 In thousands
                                                          Year
                                                         Ended
                                                      12/31/00        12/31/99
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                      $   25,926     $    32,182
  Net realized gain (loss)                              35,711          78,649
  Change in net unrealized gain or loss                101,155         (47,189)
-------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations    162,792          63,642
-------------------------------------------------------------------------------
Distributions to shareholders
  Net investment income                                (26,787)        (31,320)
  Net realized gain                                    (48,804)        (70,780)
-------------------------------------------------------------------------------
  Decrease in net assets from distributions            (75,591)       (102,100)
-------------------------------------------------------------------------------
Capital share transactions *
  Shares sold                                          149,789         143,841
  Distributions reinvested                              73,675          99,709
  Shares redeemed                                     (252,883)       (353,024)
-------------------------------------------------------------------------------
  Increase (decrease) in net assets from capital
  share transactions                                   (29,419)       (109,474)
-------------------------------------------------------------------------------
Net Assets
Increase (decrease) during period                       57,782        (147,932)
Beginning of period                                    855,766       1,003,698
-------------------------------------------------------------------------------
End of period                                       $  913,548     $   855,766

*Share information
  Shares sold                                           11,263          10,394
  Distributions reinvested                               5,544           8,041
  Shares redeemed                                      (19,720)        (25,956)
-------------------------------------------------------------------------------
  Increase (decrease) in shares outstanding             (2,913)         (7,521)

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Capital Appreciation Fund
---------------------------------------                       December 31, 2000
NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price Capital Appreciation Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1986. The fund seeks maximum long-term capital appreciation by investing primarily in common stocks, and it may also hold fixed-income and other securities to help preserve principal value in uncertain or declining markets.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made.

     A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Trustees, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price until a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Transactions in options written and related premiums received during the year ended December 31, 2000, were as follows:


                                                Number of
                                                Contracts       Premiums
                                                ---------       --------
      Outstanding at beginning of period            260       $  175,000
         Exercised                                  (1)           (1,000)
         Expired                                  (259)         (174,000)
         Outstanding at end of period                -        $        -


     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $247,819,000 and $361,539,000, respectively, for the year ended December 31, 2000.

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 2000. The reclassifications relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.


       Undistributed net realized gain                     $  (5,184,000)
       Paid-in-capital                                         5,184,000


     At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $773,372,000.

     Net unrealized gain aggregated $135,733,000 at period-end, of which $184,726,000 related to appreciated investments and $48,993,000 to depreciated investments.

NOTE 4- RELATED PARTY TRANSACTIONS
----------------------------------

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subisdiary of T. Rowe Price Group (Price Group). The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $459,000 was payable at December 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or T. Rowe Price International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,605,000 for the year ended December 31, 2000, of which $139,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Group, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2000, totaled $2,642,000 and are reflected as interest income in the accompanying Statement of Operations.


================================================================================
T. Rowe Price Capital Appreciation Fund
---------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------
To the Board of Trustees and Shareholders of
T. Rowe Price Capital Appreciation Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Capital Appreciation Fund (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with custodians, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 19, 2001

================================================================================

T. Rowe Price Capital Appreciation Fund
---------------------------------------
    TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/00
    -----------------------------------------------------------

      We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

      The fund's distributions to shareholders included:

      *    $14,999,000 from short-term capital gains,
      * $38,989,000 from long-term capital gains, subject to the 20% rate gains category.

      For corporate shareholders, $10,185,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

================================================================================
T. Rowe Price Shareholder Services
----------------------------------
INVESTMENT SERVICES AND INFORMATION
-----------------------------------

KNOWLEDGEABLE SERVICE REPRESENTATIVES
-------------------------------------
BY PHONE 1-800-225-5132 Available Monday through Friday from
7 a.m. to midnight ET and weekends from 8:30a.m. to 5 p.m. ET.

IN PERSON Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES
----------------
CHECKING Available on most fixed-income funds ($500 minimum).

AUTOMATIC INVESTING From your bank account or paycheck.

AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

AUTOMATED 24-HOUR SERVICES Including Tele*Access Registration Mark and the
T. Rowe Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*
-------------------
INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **

INVESTMENT INFORMATION
----------------------
COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

INSIGHTS Educational reports on investment strategies and financial markets.

INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit,
Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
================================================================================

FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

FOR THE HEARING IMPAIRED, CALL:
1-800-367-0763

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

WALK-IN INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

BALTIMORE AREA
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

BOSTON AREA
386 Washington Street
Wellesley

COLORADO SPRINGS
2260 Briargate Parkway

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

SAN FRANCISCO AREA
1990 North California Boulevard
Suite 100
Walnut Creek

TAMPA
4200 West Cypress Street
10th Floor
Washington, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.        F72-050  12/31/00